North Square Strategic Income Fund
TICKER: Class A (not available for purchase) / Class I ADVNX
Summary Prospectus
February 28, 2022

Before you invest, you may want to review the North Square Strategic Income Fund’s (“Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders and other information about the Fund online at https://northsquareinvest.com/fund-reports-holdings/. You may also obtain this information at no cost by calling 1-855-551-5521 or by e-mail at info@northsquareinvest.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2022, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objectives of the Fund are to seek high current income and to seek long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial intermediary and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Certain Intermediaries” of the Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		None¹		None
Redemption fee (as a percentage of amount redeemed)		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.70%		0.70%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses[2]		0.59%		0.59%
Shareholder servicing fee	0.12%		0.12%
All other expenses[3]	0.47%		0.47%
Total annual fund operating expenses[4]		1.54%		1.29%
Fees waived and/or expenses reimbursed		-0.38%		-0.38%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[5]		1.16%		0.91%

1 No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
2 “Other Expenses” for Class A shares are estimated for the current fiscal year as Class A shares had not commenced operations prior to the date of this Prospectus.
3 “All Other Expenses” includes acquired fund fees and expenses, which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.
4 North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.15% and 0.90% for the Class A shares and Class I shares, respectively. This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.
5 The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five years	Ten Years
Class A shares	$686	$998	$1,332	$2,274
Class I shares	$93	$371	$671	$1,523

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 77% of the average value of its portfolio.

Principal Investment Strategies
The Fund pursues its investment objectives by primarily investing in preferred securities and other income producing securities, including convertible securities, debt securities, common stocks, derivatives, real estate investment trusts (“REITs”) and securities of other investment companies such as closed-end funds (exchange traded only) and exchange traded funds (“ETFs”).

Under normal market conditions, the Fund invests primarily in preferred and debt securities. Red Cedar Investment Management, LLC (“Red Cedar” or a “Sub-Adviser”), the Fund’s sub-adviser, retains broad discretion to allocate the Fund’s investments across various asset classes. Preferred securities in which the Fund may invest include traditional and convertible preferreds, and hybrid preferreds. From time to time, the Fund may have a significant portion of its assets in one or more market sectors, such as the finance sector.

The Fund may invest in debt securities of any maturity. Debt securities in which the Fund may invest include U.S. Treasury and U.S. government agency securities, investment grade corporate debt instruments, investment grade municipal bonds, mortgage-backed (including collateralized mortgage backed-securities) and asset-backed securities and below investment grade securities. Investment grade securities are those rated at the time of acquisition Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- or higher by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody’s or Fitch, determined by Red Cedar to be of comparable quality. Below investment grade securities are also known as “high yield” or “junk” securities.

The Fund may utilize derivatives, including futures, forward contracts, options, swaps, and other various derivative products. The Fund’s use of derivative instruments may be for enhancing returns, hedging against market risks, or providing synthetic exposure to specific industries or securities. The Fund intends to use futures and swaps to hedge against general market risk, while it intends to use interest rate swaps and credit default swaps to hedge against interest rate risk and credit risk, respectively. The Fund will use options to hedge against market risk and to enhance returns and gain synthetic exposure to a security without holding the underlying asset.

The Fund may invest its assets in securities of non-U.S. issuers. The Fund’s investments in foreign securities may include non-U.S. Dollar denominated securities traded outside of the United States, U.S. Dollar denominated securities of foreign issuers traded in the United States and American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. The Fund may invest up to 20% of its net assets in securities of non-U.S. Dollar denominated securities.

Red Cedar seeks to identify securities which it believes offer significantly higher yields than U.S. Treasury securities of comparable maturity, while striving to maintain stability of principal and preserving good overall credit quality through extensive credit analysis and broad diversification across security types. Red Cedar selects preferred securities based upon a review of yield characteristics, call provisions, credit quality and ratings, and ability to continue paying dividends, among other features. In evaluating and selecting debt securities, Red Cedar balances various factors, including increased yield as compared to U.S. Treasuries, maturity, call provisions and credit quality. Convertible preferred and debt securities are additionally evaluated on various features including conversion rights, conversion ratio, likelihood of conversion, and value of the underlying security into which the convertible security may convert, among others. Red Cedar selects common stocks based on the company’s business and financial strength and dividend history and policy, as well as ability to potentially grow dividend distributions. The Fund will generally sell a security if its full valuation is realized, if better opportunities are identified, if news alters the Fund’s advisor’s investment thesis, if the security’s credit quality deteriorates, or if the Fund requires cash to meet redemption requests.

Principal Risks of Investing
Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Market Risk, Credit Risk, Fixed Income Securities Risk, Interest Rate Risk, Preferred Securities Risk, Mortgage Backed and Asset Backed Securities Risk, High Yield (“Junk”) Bond Risk and Derivatives Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including public health crises (including the occurrence of a contagious disease or illness, such as COVID-19), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline to some extent.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest Rate Risk. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times. Risks associated with rising interest rates are heightened given that interest rates in the U.S. have been at near historic lows.

Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed (including residential and commercial mortgage-backed) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Derivatives Risk. The Sub-Adviser may make use of futures, forwards, forward contracts, options, swaps and other forms of derivative instruments. The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Opening derivative positions also exposes the Fund to risk that the counterparty to the transaction defaults.

The following are also principal risks of investing in the Fund listed in alphabetical order:

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are frequently issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, Sub-Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Futures Risk. The Fund may enter into a futures contract in which the Fund (acting as a buyer or seller) may be forced to make delivery (as a seller) or take delivery (as a buyer) of a specific asset at a specified future date and price. The secondary market for futures may be less liquid causing the contract to be difficult to close. Unanticipated market movements may also make delivery difficult for the seller and cause significant, potentially unlimited, losses.

LIBOR Transition Risk. Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, ended most LIBOR settings at the end of 2021. The commonly used tenors of US dollars LIBOR are continuing until the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have begun planning for the transition from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new references rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will be used as frequently or have the same liquidity as LIBOR prior to its discontinuance. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition away from LIBOR may lead to increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Large-Cap Company Risk. Securities of companies with market capitalizations that are larger than small- and mid-cap companies may be susceptible to slower growth during times of economic expansion. They may not be able to respond as quickly to economic changes, market innovation, or changes in consumer behavior.

Management and Strategy Risk. The value of your investment depends on the judgment of Red Cedar about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Real Estate Investment Trust (“REIT”) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Swaps Risk. The Fund may enter into swap transactions, including credit default swaps and index credit default swaps. Swap transactions involve the risk that the party with whom the Fund entered into the transaction with defaults on its obligation to pay or that the Fund cannot meet its obligation to pay the other party. Swaps may also be difficult to value, which in turn may cause liquidity issues.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of Class I shares of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Advisory Research Strategic Income Fund (the “Predecessor Fund”), a former series of Investment Managers Series Trust, as a result of a reorganization consummated after the close of business on February 21, 2020 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Predecessor Fund commenced investment operations on December 31, 2012, after the conversion of a limited partnership account, Advisory Research Value Income Fund, L.P., which commenced operations on June 30, 2003, (the “Predecessor Account”), into shares of the Advisory Research Strategic Income Fund. Information in the bar chart and the performance table below prior to December 31, 2012 are for the Predecessor Account. The Predecessor Fund’s objectives, policies, guidelines and restrictions were, in all material respects, equivalent to those of the Predecessor Account. The returns for the Predecessor Account reflect its performance prior to conversion into the Predecessor Fund and have been adjusted to reflect the estimated gross annual operating expenses of the Fund as set forth in the “Annual Fund Operating Expenses” table above. The Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.The performance information presented below for periods prior to the Reorganization reflects the performance of the Predecessor Fund and the Predecessor Account.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

15%
10%
5%
0%
-5%
8.34%
1.17%
8.13%
2.20%
2.07%
6.07%
-1.99%
11.04%
11.70%
5.28%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Highest Calendar Quarter Return at NAV (non-annualized)	6.66%	Quarter ended 06/30/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-2.41%	Quarter ended 06/30/2013
Prior performance is not indicative of future performance.

Average Annual Total Returns[1] (for periods ended December 31, 2021)	1 Year	5 Years	10 Years
Class I - Return Before Taxes	5.28%	6.30%	5.31%
Class I - Return After Taxes on Distributions	3.29%	4.56%	3.75%
Class I - Return After Taxes on Distributions and Sale of Fund Shares	3.31%	4.23%	3.61%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%
1 Class A shares have not commenced operations, are not available for purchase and do not have any returns.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.
Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Red Cedar is the Fund’s investment sub-adviser.
Portfolio Managers
Red Cedar’s portfolio management team is comprised of John L. Cassady, III, CFA, Chief Investment Officer; David L. Withrow, CFA, Director of Portfolio Management; Michael J. Martin, CFA, Senior Portfolio Manager; Jason M. Schwartz, CFA, Senior Portfolio Manager; Julia M. Batchenko, CFA, Portfolio Manager; and Brandon F. Bajema, CFA, Senior Portfolio Manager. Mr. Cassady is the lead portfolio manager and the portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been since the Fund’s reorganization into the North Square Investments Trust on February 21, 2020, except for Brandon Bajema who has been a portfolio manager of the Fund since December 2021.

Purchase and Sale of Fund Shares
Currently, the Fund offers Class A shares and Class I shares. To purchase shares of the Fund, you must invest at least the minimum amount shown for each class in the chart below.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares*
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None
* Class A shares are not available for purchase.
As described below, the minimums can be waived in certain circumstances and by certain financial institutions.

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.
Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.